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                                                                  EXHIBIT 99.2


         FIRST AMENDMENT, dated as of October 28, 1998 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 10, 1997 (the Credit Agreement"), among SERVICE MERCHANDISE COMPANY, INC., a Tennessee corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent and Collateral Agent (each as defined therein), for the Lenders thereunder, and CITICORP USA, INC., a Delaware corporation, as Documentation Agent (as hereinafter defined) for the Lenders thereunder.


                             W I T N E S S S E T H:

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

         WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions provided for herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

         2. Section References. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

         3. Amendment to Subsection 8.1(a), Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and inserting in lieu thereof a new paragraph to read as follows:

                  "(a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of (i) any fiscal quarter (other than the fourth fiscal quarter of Fiscal Year 1998) to be less than 1.25 to
         1.00 or (ii) the fourth fiscal quarter of Fiscal Year 1998 to be less than 1.05 to 1.00."

         4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis (after giving effect to any amendments thereto pursuant to this Amendment), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.



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         5. Effectiveness. This Amendment shall become effective as of the date upon which the conditions set forth below shall first be satisfied (the "Effective Date"):

                  (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Majority Lenders with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender.

                  (b) Amendment Fee. The Administrative Agent shall have received, for the account of the relevant Lenders, all fees payable in connection with this Amendment as set forth in the Letter dated October 20, 1998, from the Borrow to the Lenders.

         6. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsection for another date or time period are affected by the circumstances addressed in this Amendment).

         7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                   SERVICE MERCHANDISE COMPANY, INC.

                                   By: /s/ Sam Cusano
                                      ------------------------------------------
                                      Name:  Sam Cusano
                                      Title: Executive Vice President and Chief
                                               Financial Officer

                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and Collateral Agent

                                   By: /s/ Barry K. Bergman
                                      ------------------------------------------
                                      Name:  Barry K. Bergman
                                      Title: Vice President

                                   CITICORP USA, INC., as Documentation Agent

                                   By: /s/ Keith Karako
                                      ------------------------------------------
                                      Name:  Keith Karako
                                      Title:

                                   ARAB BANKING CORPORATION (B.S.C.)

                                   By: /s/ Louise Bilbro
                                      ------------------------------------------
                                      Name:  Louise Bilbro
                                      Title: Vice President

                                   BANK LEUMI TRUST COMPANY OF NEW YORK
                                   formerly (Now Bank Leumi, USA)

                                   By: /s/ John Koenigsberg
                                      ------------------------------------------
                                      Name:  John Koenigsberg
                                      Title: Vice President

                                   By: /s/ Richard Silverstein
                                      ------------------------------------------
                                      Name:  Richard Silverstein
                                      Title: First Vice President

                                    BANKAMERICA BUSINESS CREDIT, INC.


                                    By: /s/ Roger P. Tauchman
                                       -----------------------------------------
                                       Name:  Roger P. Tauchman
                                       Title: Vice President

                                    BANKBOSTON, N. A.


                                    By: /s/ Randal A. Parrish
                                       -----------------------------------------
                                        Name:  Randal A. Parrish
                                        Title: Vice President

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By: /s/ Mary J. Reasoner
                                       -----------------------------------------
                                       Name:  Mary J. Reasoner
                                       Title: Vice President

                                    COMERICA BANK


                                    By: /s/ Kristine L. Andersen
                                       -----------------------------------------
                                       Name:  Kristine L. Andersen
                                       Title: Assistant Vice President

                                    DEUTSCHE FINANCIAL SERVICES


                                    By: /s/ Philip G. Porcher, IX
                                       -----------------------------------------
                                       Name:  Philip G. Porcher, IX
                                       Title: Vice President

                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Jennifer Arrigian
                                       -----------------------------------------
                                       Name:  Jennifer Arrigian
                                       Title: Assistant Vice President

                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Thomas Masale
                                       -----------------------------------------
                                       Name:  Thomas Masale
                                       Title: Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ J.K. Williams
                                       -----------------------------------------
                                       Name:  J.K. Williams
                                       Title:

                                    GREEN TREE FINANCIAL SERVICING
                                    CORPORATION


                                    By: /s/ Christian A. Cravens
                                       -----------------------------------------
                                       Name:  Christian A. Cravens
                                       Title: Senior Vice President

                                    HEIJER FINANCIAL, INC.


                                    By: /s/ T. Bukowsel
                                       -----------------------------------------
                                       Name:  T. Bukowsel
                                       Title: Senior Vice President

                                    JBJ SCHRODER BUSINESS CREDIT
                                    CORPORATION


                                    By: /s/ James A. Staffy
                                       -----------------------------------------
                                       Name:  James A. Staffy
                                       Title: Vice President

                                    LASALLE BUSINESS CREDIT, INC.


                                    By: /s/ Corey Sclar
                                       -----------------------------------------
                                       Name:  Corey Sclar
                                       Title: Assistant Vice President

                                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                    By: /s/ Rebecca J. Silbert
                                       -----------------------------------------
                                       Name:  Rebecca J. Silbert
                                       Title: Senior Vice President

                                    MELLON BANK, N.A.

                                    By: /s/ Jeffrey G. Saprastein
                                       -----------------------------------------
                                       Name:  Jeffrey G. Saprastein
                                       Title: Vice President

                                    NATIONAL BANK OF CANADA

                                    By: /s/ Ed Simpson
                                       -----------------------------------------
                                       Name:  Ed Simpson
                                       Title: Vice President

                                    By: /s/ Bill Fay
                                       -----------------------------------------
                                       Name:  Bill Fay
                                       Title: Vice President

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.

                                    By: /s/ Joseph L. White
                                       -----------------------------------------
                                       Name:  Joseph L. White
                                       Title: Senior Vice President

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Thomas J. Fischer
                                       -----------------------------------------
                                       Name:  Thomas J. Fischer
                                       Title: Vice President

                                    SANWA BUSINESS CREDIT CORPORATION

                                    By: /s/ Peter L. Skavia
                                       -----------------------------------------
                                       Name:  Peter L. Skavia
                                       Title: Vice President


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                                    STANDARD CHARTERED BANK


                                    By: /s/ David D. Cutting
                                       -----------------------------------------
                                       Name:  David D. Cutting
                                       Title: Senior Vice President

                                    By: /s/ John Bissette
                                       -----------------------------------------
                                       Name:  John Bissette
                                       Title: Assistant Vice President

                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                    By: /s/ Michael S. Burns
                                       -----------------------------------------
                                       Name:  Michael S. Burns
                                       Title: Senior Vice President

                                    CITIZENS BUSINESS CREDIT


                                    By: /s/ Ralph S. Letner
                                       -----------------------------------------
                                       Name:  Ralph S. Letner
                                       Title: Vice President

                                    FOOTHILL CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    FREMONT FINANCIAL CORPORATION


                                    By: /s/ John P. Nemer
                                       -----------------------------------------
                                       Name:  John P. Nemer
                                       Title: Senior Vice President

                                    PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company


                                    By: /s/ James Gurgine
                                       -----------------------------------------
                                       Name:  James Gurgine
                                       Title: Vice President